Exhibit 99.3







THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.

                  WARRANT TO PURCHASE SERIES D PREFERRED STOCK

No. __                                                March 25, 2003
                            Void After March 25, 2013

         THIS CERTIFIES THAT, for value received, the sufficiency of which is hereby acknowledged, Housatonic Micro Fund, L.P., with its principal address at 44 Montgomery Street, Suite 4010, San Francisco, CA 94104, or its assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC., a California corporation, with its principal office at 1935 Cordell Court, El Cajon, CA 92020 (the "Company") up to one thousand six hundred sixty-seven (1,667) shares of Series D Preferred Stock of the Company (the "Series D Preferred").

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) "Exercise Period" shall mean the period commencing with the date hereof and ending ten (10) years later, unless sooner terminated as provided below.

(b) "Exercise Price" shall mean, as of any given date and subject to adjustment pursuant to Section 5 below, (i) $1.00, (ii) multiplied by a fraction, (a) the numerator of which shall be equal to the aggregate amount of Expansion Loans (as defined in the Loan Amendment, as defined below) taken out by the Company (the "Drawn-Down Amount") pursuant to that certain Agreement, Amendment, Reservation of Rights and Release of even date herewith by and among the Company, Enerdyne Technologies, Inc., the Holder and Lexington Funding LLC (the "Loan Amendment"), and (b) the denominator of which shall be $500,000; (iii) less any portion of the Exercise Price previously paid in connection with the partial exercise of the Holder's rights to acquire Exercise Shares pursuant to this Warrant.

(c) "Exercise Shares" shall mean the shares of Series D Preferred issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2. EXERCISE OF WARRANT. Subject to the vesting schedule set forth in Section 2.2 below, the rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

         Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, and, if applicable, a new warrant evidencing the balance of the shares of Series D Preferred remaining subject to this Warrant, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

         The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Series D Preferred computed using the following formula:

                                              X = Y -   B
                                                       ----
                                                       ----
                                        A

         Where X =         the number of shares of Series D Preferred to be
                           issued to the Holder

                  Y = the number of shares of Series D Preferred purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                  A = the fair market value of one share of the Series D Preferred (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one share of Series D Preferred shall be determined by the Company's Board of Directors in good faith.

2.2 Vesting Schedule. Until (i) the expiration of the Exercise Period or (ii) all of the Exercise Shares have fully vested in accordance with this Section 2.2, the Holder's right to acquire the Exercise Shares shall be subject to a vesting schedule such that, as of any given date, the Holder shall be entitled to exercise its right to purchase that number of Exercise Shares equal to (i) one-half of the Drawn-Down Amount under the Loan Amendment, (ii) divided by 150.

2.3 Automatic Exercise Upon Redemption. In the event of any redemption by the Company of shares of Series D Preferred pursuant to Section 4 of the Company's Certificate of Determination of Series D Preferred Stock (the "Series D Certificate of Determination"), the Holder shall be deemed, as of immediately prior to the Redemption Date (as defined in the Series D Certificate of Determination), to have exercised this Warrant to purchase that portion of its vested Exercise Shares which the Company has sufficient legally available funds to redeem in full upon such Redemption Date (as defined in the Series D Certificate of Determination); provided, however, that if the number of vested Exercise Shares received by virtue of the automatic exercise of the Warrant pursuant to this Section 2.3 is less than the aggregate number of shares of Series D Preferred subject to this Warrant on the Redemption Date (as defined in the Series D Certificate of Determination), a new warrant evidencing the balance of the such shares remaining subject to this Warrant shall be issued and delivered to the Holder within a reasonable time after Redemption Date (as defined in the Series D Certificate of Determination). Payment of the Exercise Price due in connection with any such automatic exercise pursuant to this
Section 2.3 shall be made by virtue of the net exercise  provisions set forth in
Section 2.1 of this Warrant.

3.       COVENANTS OF THE COMPANY.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant (and all shares of Common Stock issuable upon the conversion of the Exercise Shares in accordance with the Series D Certificate of Determination) will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Series D Preferred (and Common Stock issuable upon the conversion of the Series D Preferred in accordance with the Series D Certificate of Determination) to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Series D Preferred (or Common Stock issuable upon the conversion of the Series D Preferred in accordance with the Series D Certificate of Determination) shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series D Preferred and/or Common Stock to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.       REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2      Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.





4.3      Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legends:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.       ADJUSTMENTS.

5.1 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Series D Preferred shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder shall thereafter have the right to purchase and receive (in lieu of the shares of the Series D Preferred immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Series D Preferred equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (as determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Series D Preferred of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

5.2 Certain Events. If any change in the outstanding Series D Preferred or any other event occurs as to which the other provisions of this Section 5 do not, in the reasonable opinion of the Board of Directors of the Company reached in good faith, fairly and equitably protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as to give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment

5.3      Notices of Change.

(a) Promptly following any adjustment in the number or class of shares subject to this Warrant, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

(b) The Company  shall also give  written  notice to the Holder at least  thirty
(30) business days prior to the date on which an Organic Change shall take place.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. AUTOMATIC EXERCISE UPON EXPIRATION. If this Warrant shall not have been exercised in full as to the shares that have vested pursuant to Sections 2.2 (the "Vested Shares") on or before the end of the Exercise Period (the "Termination Date"), then this Warrant shall be automatically exercised, without further action on the part of the Holder hereof, in full as to the Vested Shares (and the Holder hereof shall be deemed to be a Holder of the Exercise Shares issued upon such automatic exercise) on and as of the Termination Date, unless at any time on or before the Termination Date the Holder of this Warrant shall notify the Company in writing that no such automatic exercise is to occur. Payment of the Exercise Price due in connection with any such automatic exercise pursuant to this section shall be made by virtue of the net exercise provisions set forth in Section 2.1 of this Warrant, if applicable, unless at any time on or before the Termination Date the Holder of this Warrant shall notify the Company that such Holder elects one of the other payment options set forth herein or if the net exercise provisions set forth in Section 2.1 are for any reason inapplicable, the Holder shall be obligated to deliver the Exercise Price to the Company in cash. As promptly as practicable following any such automatic exercise, and in any event within thirty (30) days after the date that the Holder of this Warrant surrenders this Warrant to the Company for cancellation together with any required consideration therefor, the Company shall cause to be issued and delivered to the Holder hereof a certificate registered in the name of the Holder hereof (unless the Holder shall specifically instruct the Company otherwise) representing the Exercise Shares (or other security issuable upon the exercise hereof) issued in connection with such automatic exercise of this Warrant minus the number of Exercise Shares, if any, applied in payment of the Exercise Price as provided in Section 2.1.

8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to the Holder at their respective addresses listed on the signature page hereto or at such other address as the Company or Holder may designate by ten
(10) days advance written notice to the other parties hereto.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of March 25, 2003.


                               ADVANCED REMOTE COMMUNICATIONS SOLUTIONS, INC.


                               /s/ Paul Wickman
                               Name:   Paul Wickman
                               Title:  Chief Financial Officer






                               NOTICE OF EXERCISE

TO:  ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.

         (1) |_| The undersigned hereby elects to purchase ________ shares of the Series D Preferred Stock of ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  |_| The undersigned hereby elects to purchase ________ shares of the Series D Preferred Stock of the Company pursuant to the terms of the cashless exercise provisions set forth in Section 2.1 of the attached Warrant and shall tender payment of all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below:

                                             ________________________
                                     (Name)

                                             ________________________
                                             ________________________
                                    (Address)

         (3) The undersigned represents that (i) the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Series D Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Series D Preferred Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.



(Date) (Signature)


                                                             (Print name)


                                 ASSIGNMENT FORM

                           (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
                                 (Please Print)

Address:
                                 (Please Print)

Dated:  __________, 20__

Holder's
Signature:

Holder's
Address:



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.